Offerings - Offering: 1	Sep. 17, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Asset-Backed Securities
Security Class Title	Series 2024-A Senior Secured Storm Recovery Bonds
Amount Registered | shares	343,000,000
Proposed Maximum Offering Price per Unit	100
Maximum Aggregate Offering Price	$ 343,000,000
Fee Rate	0.01476%
Amount of Registration Fee	$ 50,626.8
Offering Note
(1)	Estimated solely for the purposes of calculating the registration fee.